                                                               EXHIBIT 9(a)(iii)


                           GENERAL MOTORS CORPORATION

GENERAL MOTORS CAPITAL TRUST D                    GENERAL MOTORS CAPITAL TRUST G

       General Motors Capital Trust D                   General Motors Capital Trust G
            Offer to Exchange its                            Offer to Exchange its
      8.67% Trust Originated Preferred                 9.87% Trust Originated Preferred
                Securities(SM)                                  Securities(SM)
           ("TOPrS(SM)"), Series D                          ("TOPrS(SM)"), Series G
             for up to 5,462,917                              for up to 9,071,910
    Depositary Shares, Each Representing             Depositary Shares, Each Representing
          One-Fourth of a Share of                         One-Fourth of a Share of
       Series D 7.92% Preference Stock                  Series G 9.12% Preference Stock
        of General Motors Corporation                    of General Motors Corporation
               CUSIP 370442857                                  CUSIP 370442790

  EACH OF THE OFFERS (AND THE RELATED WITHDRAWAL RIGHTS) WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON WEDNESDAY, JULY 2, 1997, UNLESS EITHER OR BOTH OF THE
                              OFFERS IS EXTENDED.

                                                                    June 3, 1997

To: Brokers, Dealers, Commercial Banks,
    Trust Companies and
    Other Nominees

     We have been appointed by General Motors Corporation, a Delaware corporation ("General Motors"), General Motors Capital Trust D, a Delaware statutory business trust (the "Series D Trust"), and General Motors Capital Trust G, a Delaware statutory business trust (the "Series G Trust"), to act as Dealer Managers in connection with the Series D Offer and the Series G Offer, each as defined below.

     The Series D Trust has offered to exchange, upon the terms and subject to the conditions set forth in the Prospectus referred to below and the Letter of Transmittal relating to the Series D 7.92% Depositary Shares (which, together with the Prospectus, constitutes the "Series D Offer"), its 8.67% Trust Originated Preferred Securities(SM) ("TOPrS(SM)"), Series D (the "Series D Preferred Securities"), for up to 5,462,917 Depositary Shares (the "Series D 7.92% Depositary Shares"), each representing one-fourth of a share of Series D 7.92% Preference Stock of General Motors, not owned by General Motors, that are validly tendered and accepted for exchange pursuant to the Series D Offer. In connection with the Series D Offer, General Motors will deposit into the Series D Trust as trust assets its 8.67% Junior Subordinated Deferrable Interest Debentures, Series D, due 2012, as set forth in the Prospectus.

     The Series G Trust has offered to exchange, upon the terms and subject to the conditions set forth in the Prospectus referred to below and the Letter of Transmittal relating to the Series G 9.12% Depositary Shares (which, together with the Prospectus, constitutes the "Series G Offer"), its 9.87% Trust Originated Preferred Securities ("TOPrS(SM)"), Series G (the "Series G Preferred Securities"), for up to 9,071,910 Depositary Shares (the "Series G 9.12% Depositary Shares"), each representing one-fourth of a share of Series G 9.12% Preference Stock of General Motors, not owned by General Motors, that are validly tendered and accepted for exchange pursuant to the Series G Offer. In connection with the Series G Offer, General Motors will deposit into the Series G Trust as trust assets its 9.87% Junior Subordinated Deferrable Interest Debentures, Series G, due 2012, as set forth in the Prospectus.

     Pursuant to the terms and conditions of the Offers, exchanges will be made on the basis of one Series D Preferred Security for each Series D 7.92% Depositary Share validly tendered and accepted for exchange in

---------------

(SM) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

the Series D Offer and one Series G Preferred Security for each Series G 9.12% Depositary Share validly tendered and accepted for exchange in the Series G Offer.


     The Series D Trust will accept for exchange up to 5,462,917 Series D 7.92% Depositary Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Series D Offer described in the Prospectus dated June 3, 1997 (as amended or supplemented and including all documents incorporated therein by reference, the "Prospectus"), and the Series G Trust will accept for exchange up to 9,071,910 Series G 9.12% Depositary Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Series G Offer described in the Prospectus.


     For your information and for forwarding to your clients, for whom you hold either Series D 7.92% Depositary Shares or Series G 9.12% Depositary Shares (or both) registered in your name or in the name of your nominee, we are enclosing an appropriate number of sets of the following documents with respect to either or both Offers, as applicable:

        1. Prospectus;

          2. Letter of Transmittal relating to the applicable Offer for your use and for the information of your clients, for whom you hold Depositary Shares of the applicable series, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery relating to the applicable Offer, to be used to accept such Offer if Depositary Shares of the applicable series and all other required documents cannot be delivered to the Exchange Agent by the applicable Expiration Date (as defined in the Prospectus), or the book-entry transfer of such Depositary Shares cannot be completed by such Expiration Date;

          4. A form of letter that may be sent to your clients, for whom you hold Depositary Shares, with space provided for obtaining such clients' instructions and their designation of Soliciting Dealer with regard to the applicable Offer;

          5. A letter from John F. Smith, Jr., Chairman, Chief Executive Officer and President of General Motors relating to both of the Offers that may be sent to your clients;

          6. A Question and Answer pamphlet relating to both of the Offers that may be sent to your clients; and

          7. A return envelope addressed to The First National Bank of Boston, the Exchange Agent.

          WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

             EACH OF THE OFFERS (AND THE RELATED WITHDRAWAL RIGHTS)
           WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON WEDNESDAY,
         JULY 2, 1997 UNLESS EITHER OR BOTH OF THE OFFERS IS EXTENDED.

     NONE OF GENERAL MOTORS, THE BOARD OF DIRECTORS OF GENERAL MOTORS, THE TRUSTEES OF THE SERIES D TRUST, THE SERIES D TRUST, THE TRUSTEES OF THE SERIES G TRUST OR THE SERIES G TRUST MAKES ANY RECOMMENDATION TO HOLDERS OF DEPOSITARY SHARES AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING IN EITHER OR BOTH OF THE OFFERS. HOLDERS OF DEPOSITARY SHARES ARE URGED TO CONSULT THEIR FINANCIAL AND TAX ADVISORS IN MAKING THEIR DECISIONS ON WHAT ACTION TO TAKE IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

     General Motors will pay a solicitation fee of $0.50 per Depositary Share (except that in the case of transactions equal to or exceeding 10,000 Depositary Shares of any given series, General Motors will pay $0.25 per Depositary Share) for any Depositary Shares validly tendered and accepted for exchange and exchanged pursuant to the Offers, provided that such Depositary Shares are covered by a Letter of Transmittal which properly designates as having solicited and obtained the tender, (i) any broker or dealer in securities, including each Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by a holder unless the applicable Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with either Offer consist solely of forwarding to clients material relating to such Offer, including the Prospectus and the related Letter of Transmittal, and tendering Depositary Shares as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any Depositary Share. No Soliciting Dealer is required to make any recommendation to holders of Depositary Shares as to whether to tender or refrain from tendering in the applicable Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with an Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offers, the term "solicit" shall be deemed to mean no more than processing shares tendered or forwarding to customers materials regarding the Offers.

     If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with The Depository Trust Company or The Philadelphia Depository Trust Company, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three business days after the applicable Expiration Date (as defined in the Prospectus) in order to receive a solicitation fee. Such Notice of Solicited Tenders for the Series D 7.92% Depositary Shares is attached hereto on page 5, and such Notice of Solicited Tenders for the Series G 9.12% Depositary Shares is attached hereto on page 6. No solicitation fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or
(ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the applicable Letter of Transmittal or the applicable Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

     No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of General Motors, the Series D Trust, the

Trustees of the Series D Trust, the Series G Trust, the Trustees of the Series G Trust, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Offers.

     General Motors will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. General Motors will pay all stock transfer taxes applicable to the acceptance of Depositary Shares pursuant to the Offers, in each case, subject to Instruction 6 of the applicable Letter of Transmittal.

     Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

     Any inquiries you may have with respect to the Series D Offer or the Series G Offer should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent at the address and telephone number set forth on the back cover of the Prospectus.

                                          Very truly yours,

                                          MERRILL LYNCH & CO.
                                          SMITH BARNEY INC.
                                          MORGAN STANLEY & CO. INCORPORATED
                                          PAINEWEBBER INCORPORATED
                                          PRUDENTIAL SECURITIES INCORPORATED

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS THE AGENT OF GENERAL MOTORS, THE SERIES D TRUST, THE TRUSTEES OF THE SERIES D TRUST, THE SERIES G TRUST, THE TRUSTEES OF THE SERIES G TRUST, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH EITHER OR BOTH OF THE OFFERS OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                          NOTICE OF SOLICITED TENDERS

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT WITHIN THREE BUSINESS DAYS AFTER THE APPLICABLE EXPIRATION DATE TO THE ADDRESS SET FORTH ON THE BACK COVER OF THE PROSPECTUS. NOTICES MAY BE DELIVERED BY FACSIMILE TO THE EXCHANGE AGENT AT (617) 575-2233 (CONFIRM RECEIPT BY TELEPHONE
(800) 331-9922).

     ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AS FOLLOWS: GEORGESON & COMPANY INC., WALL STREET PLAZA, NEW YORK, NEW YORK 10005, (800) 223-2064 (TOLL-FREE); BANKS AND BROKERS CALL COLLECT, (212) 440-9800.

                         GENERAL MOTORS CAPITAL TRUST D
                        SERIES D 7.92% DEPOSITARY SHARES

     List below the number of Series D 7.92% Depositary Shares whose tender you have solicited. All Series D 7.92% Depositary Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the Series D 7.92% Depositary Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLES HEADED "TO BE COMPLETED ONLY BY EXCHANGE AGENT."

    BENEFICIAL OWNERS OF FEWER THAN 10,000 SERIES D 7.92% DEPOSITARY SHARES

                                            TO BE COMPLETED BY                         TO BE COMPLETED ONLY
                                             SOLICITING DEALER                          BY EXCHANGE AGENT
                               ---------------------------------------------      ------------------------------
                                  NUMBER OF                VOI TICKET                NUMBER OF         FEE $0.50
    BENEFICIAL OWNERS          SHARES TENDERED              NUMBER(1)             SHARES ACCEPTED      PER SHARE
    -----------------          ---------------             ----------             ---------------      ---------
Beneficial Owner No. 1...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 2...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 3...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 4...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 5...
                                ------------         -----------------------       ------------        --------
     Total...............
                                ------------         -----------------------       ------------        --------

      BENEFICIAL OWNERS OF 10,000 OR MORE SERIES D 7.92% DEPOSITARY SHARES

                                            TO BE COMPLETED BY                         TO BE COMPLETED ONLY
                                             SOLICITING DEALER                          BY EXCHANGE AGENT
                               ---------------------------------------------      ------------------------------
                                  NUMBER OF                VOI TICKET                NUMBER OF         FEE $0.25
    BENEFICIAL OWNERS          SHARES TENDERED               NUMBER               SHARES ACCEPTED      PER SHARE
    -----------------          ---------------             ----------             ---------------      ---------
Beneficial Owner No. 1...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 2...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 3...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 4...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 5...
                                ------------         -----------------------       ------------        --------
     Total...............
                                ------------         -----------------------       ------------        --------

-------------------------
(1) Complete if Series D 7.92% Depositary Shares are being delivered by book-entry transfer. Please submit a separate VOI ticket for Series D 7.92% Depositary Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Series D 7.92% Depositary Shares in Book-Entry form, please indicate your request in the comments field.

                         GENERAL MOTORS CAPITAL TRUST G
                        SERIES G 9.12% DEPOSITARY SHARES

     List below the number of Series G 9.12% Depositary Shares whose tender you have solicited. All Series G 9.12% Depositary Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the Series G 9.12% Depositary Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLES HEADED "TO BE COMPLETED ONLY BY EXCHANGE AGENT."

    BENEFICIAL OWNERS OF FEWER THAN 10,000 SERIES G 9.12% DEPOSITARY SHARES

                                            TO BE COMPLETED BY                         TO BE COMPLETED ONLY
                                             SOLICITING DEALER                          BY EXCHANGE AGENT
                               ---------------------------------------------      ------------------------------
                                  NUMBER OF                VOI TICKET                NUMBER OF         FEE $0.50
    BENEFICIAL OWNERS          SHARES TENDERED              NUMBER(2)             SHARES ACCEPTED      PER SHARE
    -----------------          ---------------             ----------             ---------------      ---------
Beneficial Owner No. 1...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 2...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 3...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 4...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 5...
                                ------------         -----------------------       ------------        --------
     Total...............
                                ------------         -----------------------       ------------        --------

      BENEFICIAL OWNERS OF 10,000 OR MORE SERIES G 9.12% DEPOSITARY SHARES

                                            TO BE COMPLETED BY                         TO BE COMPLETED ONLY
                                             SOLICITING DEALER                          BY EXCHANGE AGENT
                               ---------------------------------------------      ------------------------------
                                  NUMBER OF                VOI TICKET                NUMBER OF         FEE $0.25
    BENEFICIAL OWNERS          SHARES TENDERED               NUMBER               SHARES ACCEPTED      PER SHARE
    -----------------          ---------------             ----------             ---------------      ---------
Beneficial Owner No. 1...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 2...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 3...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 4...
                                ------------         -----------------------       ------------        --------
Beneficial Owner No. 5...
                                ------------         -----------------------       ------------        --------
     Total...............
                                ------------         -----------------------       ------------        --------

-------------------------
(2) Complete if Series G 9.12% Depositary Shares are being delivered by book-entry transfer. Please submit a separate VOI ticket for Series G 9.12% Depositary Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Series G 9.12% Depositary Shares in Book-Entry form, please indicate your request in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Exchange Agent, in its sole discretion, which determination will be final and binding. Neither the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tender or incur any liability for failure to give such notification.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Series D 7.92% Depositary Shares or Series G 9.12% Depositary Shares, as applicable, it has used no soliciting materials other than those furnished by General Motors and the Series D Trust or the Series G Trust, as applicable; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

Print Firm Name                                        Address
                --------------------------------------         --------------------------------------
Authorized Signature                                   City, State, Zip Code
                    ----------------------------------                       -------------------------
Area Code and Telephone Number                         Attention
                               ----------------------            -------------------------------------

                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
            YOUR STOCK CERTIFICATES MUST BE SENT WITH THE APPLICABLE
                             LETTER OF TRANSMITTAL.